Exhibit 99(i)
                 CONNECTICUT NATURAL GAS CORPORATION
                    Quarterly Report on Form 10-Q
                            Exhibit Index

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                     Quarter Ended March 31, 1995

                                                       Document
       Item                 Description              Description
   ------------             -----------              ------------

     99(i)     Exhibit Index                            Ex-99.1

     27        Financial Data Schedule                   Ex-27

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